                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re

THE COLUMBIA GAS SYSTEM, INC.                      )                Case Nos. 91-803
and COLUMBIA GAS TRANSMISSION                      )                          91-804
CORPORATION,                                       )
                                                   )                Chapter 11
                          Debtors.                 )


                                  STIPULATION

         WHEREAS, Texas Eastern Transmission Corporation ("Texas Eastern") and

Columbia Gas Transmission Corporation ("TCO") are parties to certain agreements as listed on "Exhibit A" (the "Exhibit A Contracts"); and

         WHEREAS, Texas Eastern and TCO are also parties to certain other agreements as listed on "Exhibit B" ("Exhibit B Contracts"); and

         WHEREAS, on April 8, 1992, the Federal Energy Regulatory Commission

("FERC") issued Order 636 ("Order 636") requiring, inter alia, restructuring of interstate pipeline rates and services; and

         WHEREAS, Texas Eastern asked its customers to submit binding nominations for restructured services by March 2, 1993; and

         WHEREAS, TCO has submitted such nominations to Texas Eastern, subject to any required authorization by the Bankruptcy Court; and

         WHEREAS, on May 7, 1993, Texas Eastern filed a Motion with this Court to compel TCO to assume 19 contracts with Texas Eastern pursuant to 11 U.S.C.

Section  365; and

         WHEREAS, Texas Eastern commenced implementation of Order No. 636 on its own system on June 1, 1993; and

         WHEREAS, TCO intends to assign several of the listed Exhibit A

Contracts to its customers as part of its own implementation of Order No. 636,

scheduled
for November 1, 1993; and

         WHEREAS, TCO intends to retain Texas Eastern services under the remaining Exhibit A Contracts for operational reasons; and

         WHEREAS, TCO has no further need for the Exhibit B Contracts; and

         WHEREAS, Texas Eastern has filed proofs of claim against TCO as follows:  (i) Claim No. 10373 filed on March 16, 1992 for $117,942.99 as a secured claim for alleged costs of expanding and relocating M&R Station 1249,

(ii) Claim No. 10947 filed on March 17, 1992 for $127,983.65 as a general unsecured claim for FERC Order 500 and 528 billings for the months of June and

July 1991, (iii) Claim No. 10371 filed on March 16, 1992 for $2,848.23 as a general unsecured claim for alleged gas imbalances under Contract 9095, (iv)

Claim No. 10370 filed on March 16, 1992 for $319,812.57 as a secured claim for alleged gas imbalances under Contract 200012, (v) Claim No. 10946 for

$3,812,691.42 filed on March 17, 1992 as a secured claim for alleged gas imbalances and pre-petition transportation services, including interest, (vi)

Claim No. 11866 for $85,310,530 filed on March 18, 1992 as a secured claim for anticipated rejection damages under CTS Rate Schedule for firm transportation,

(vii) Claim No. 12003 for $4,608,850 filed on March 18, 1992 as a secured claim for anticipated rejection damages under SS-1 Rate Schedule for storage service,

(viii) Claim No. 11867 for $122,898,688 filed on March 18, 1992 as a secured claim for anticipated rejection damages under FT-1 Rate Schedule for firm transportation, (ix) Claim No. 10372 for $173,000 filed on March 16, 1992 as a general unsecured claim for anticipated rejection damages under Texas Eastern's

Rate Schedule X-95, (x) Claim No. 11865 for $20,565,477.34 filed on March 18,

1992 as a contingent unsecured claim for potential liabilities due under FERC

Order 94, (xi) Claim No. 12004 for $35,000,000 filed on March 18, 1992 as a general unsecured claim for anticipated restructuring costs under Order

636, (xii) Claim No. 10944 for $85,179,897.96 filed on March 17, 1992 as a secured claim for flowthrough costs under FERC Orders 500 and 528, and (xiii)

Claim No. 12002 for $23,000,000 filed on March 18, 1993 as a general unsecured claim arising from a FERC- approved PCB settlement; and

         WHEREAS, TCO's claims register lists six claims which are identical to certain of the claims listed above, and which TCO believes to be duplicative of such claims, as follows: (i) Claim No. 11522, which is identical to Claim No.

12003, (ii) Claim No.  11521, which is identical to Claim No. 12004, (iii)

Claim No. 11526, which is identical to Claim No. 12002, (iv) Claim No. 11523,

which is identical to Claim No. 11865, (v) Claim No. 11525, which is identical to Claim No. 11866, and (vi) Claim No. 11524, which is identical to Claim No.

11867 (collectively, the "Duplicative Claims"); and

         WHEREAS, by order issued July 13, 1993, the Bankruptcy Court disallowed numerous claims, including the Duplicative Claims; and

         WHEREAS, pursuant to the Bankruptcy Court's Order of October 3, 1991

Authorizing TCO to Remedy Gas Transportation Imbalances (the "Imbalance Remedy

Order"), TCO has remedied all gas imbalances or will do so in the ordinary course of its business; and

         WHEREAS, on October 30, 1992, Texas Eastern filed a Motion, as amended on January 29, 1993 (the "Setoff Motion") seeking to setoff Claim Nos. 10373,

10947, 10371, 10370 and 10946 against refunds totalling approximately

$4,528,025.10 owed by Texas Eastern to TCO; and

         WHEREAS, Texas Eastern currently owes TCO $30,117,102.79 in refunds,

including the refunds subject to the Setoff Motion (collectively, the

"Refunds"); and

         WHEREAS, TCO wishes to assume the Exhibit A Contracts in the first

WHEREAS
clause; and

         WHEREAS, TCO and Texas Eastern wish to terminate the Exhibit B

Contracts; and

         WHEREAS, TCO and Texas Eastern have agreed to compromise the amount of arrearages which Texas Eastern claims are owed by TCO to Texas Eastern under the Contracts for pre-petition periods for $3,432,776.34, plus any subsequent interest at FERC-approved rates.

         IT IS THEREFORE STIPULATED AND AGREED by the parties hereto as follows:

         1.      TCO shall assume the Exhibit A Contracts.

         2.      Upon assumption, the Contracts will be amended and conformed to comply with Texas Eastern's Order No. 636 implementation program and will be fully or partially assignable in accordance with Order No. 636, as it may be amended, modified or superseded, and Texas Eastern's and TCO's approved FERC

Gas Tariff, and subject to applicable laws, rules, regulations, and orders of applicable regulatory authorities.  Without limiting the foregoing, TCO shall have the right to assign all or a portion of the transportation and/or storage capacity underlying the Contracts, on a temporary or permanent basis, to one or more of TCO's customers or other parties in connection with TCO's and/or Texas

Eastern's restructuring under Order No. 636, and Texas Eastern agrees that any permanent full or partial assignment(s) of capacity shall constitute an assignment of the underlying Contracts pursuant to 11 U.S.C. Section 365(f).

Accordingly, upon permanent assignment of capacity by TCO to customers or other parties, TCO shall not, consistent with the provisions of 11 U.S.C. Section

365(k), have any liability for "breach of such [contracts] occurring after such assignment[s]" with respect to the assigned capacity; provided, however, that

TCO shall remain liable for claims billed or allocated to TCO under

FERC-approved rates for
services prior to assignment of the underlying Contracts.

         3.      TCO shall be entitled to the same rights and subject to the same obligations under Texas Eastern's tariff and FERC orders as all other

Texas Eastern customers.

         4.      On the tenth day following the date the order approving this

Stipulation becomes final and non-appealable, TCO shall pay to Texas Eastern the amount of $3,432,776.34 in settlement and full satisfaction of all arrearages claimed by Texas Eastern to be owed by TCO to Texas Eastern for pre-petition periods under the Exhibit A Contracts.  With respect to the Order

No. 94 settlement amounts, Texas Eastern shall refund TCO $18,747,217.11 and

TCO shall pay Texas Eastern $9,976,832 upon effectiveness of and in accordance with the terms of the Order No. 94 settlement.

         5.      On the tenth day following the date that the order approving this Stipulation becomes final and nonappealable, all of Texas Eastern's proofs of claim against TCO shall be deemed withdrawn with prejudice.

         6.      On the tenth day following the date that the order approving the settlement becomes final and nonappealable, the Setoff Motion and the

Motion to Compel shall be withdrawn as moot in light of TCO's assumption of the

Contracts and satisfaction of the claims asserted by Texas Eastern thereunder,

and except for the Order No. 94 refunds, Texas Eastern shall pay TCO the full amount of the Refunds.  Texas Eastern shall assert no setoff or recoupment against the Refunds for any claim arising prior to June 1, 1993, whether or not asserted in the Setoff Motion.

         7.      On the tenth day following the date that the order approving this Stipulation becomes final and nonappealable, the Exhibit B Contracts shall be deemed terminated by agreement of the parties (subject to any necessary regulatory approvals), and each party shall be deemed to have waived any claim for damages thereunder.  Any remaining imbalances under these Contracts shall be remedied in the ordinary course.

         8.      This Stipulation shall not be deemed an admission of any fact or proposition of law, and shall not be used for any purpose other than to enforce the terms of this Stipulation and Order entered approving this

Stipulation.  If the settlement as set forth in this Stipulation is not approved in its entirety and without modification, unless the parties agree in writing to the contrary, TCO and Texas Eastern retain all rights to assert claims, objections and other rights that are to be resolved by this settlement,

and no party can use this settlement as evidence against TCO, Texas Eastern or any other party in this proceeding.

Dated:   Wilmington, Delaware
         August 24, 1993


TEXAS EASTERN TRANSMISSION                         COLUMBIA GAS TRANSMISSION
  CORPORATION                                        CORPORATION


By:   ---------------------------                  By:   ------------------------------
      Richard A. Perkins
Its:  Senior Vice President, Marketing             Its:  Senior Vice President
      --------------------------------                   ------------------------------
      & Regulatory Affairs

                                   EXHIBIT A


                                                     RATE                            CONTRACT
    CATEGORY                                       SCHEDULE                           NUMBER
    --------                                       --------                          --------

Exchange                                           X-62

Transportation                                     X-121                             006507

Exchange                                           X-128                             008752

Transportation                                     IT-1                              200001

Transportation                                     IT-1                              200006

Transportation                                     IT-1                              200012

Transportation                                     IT-1                              200078

Transportation                                     FT-1                              311962

Transportation                                     CTS                               311971

Storage                                            SS-1                              400014

Operation & Maintenance

Operation & Maintenance

Operation & Maintenance

                                   EXHIBIT B


                                             RATE                                    CONTRACT
   CATEGORY                                SCHEDULE                                   NUMBER
   --------                                --------                                  --------

Exchange                                   X-60                                      002322


Exchange                                   X-68

Exchange                                   X-78                                      002917

Transportation                             X-92                                      003273

Exchange                                   X-95                                      004182

Transportation                             X-96                                      004221

Gas Sales                                  SCQ                                       312044

Transportation                             IT-S

Transportation                             IT

Exchange

Gas Sales                                  WS





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